Prospectus Supplement	March 30, 2022

Putnam Emerging Markets Equity Fund
Putnam Growth Opportunities Fund

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Emerging Markets Equity Fund and Putnam Growth Opportunities Fund (each, a “fund” and collectively, the “funds”), has recommended, and the funds’ Board of Trustees has approved, and recommended that shareholders approve,  a change in each fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and related amendments to each fund’s fundamental investment policies regarding diversification of investments. In order to meet the requirements of the funds’ current diversification classification, the funds currently must limit purchases of certain companies relative to their weights in the corresponding benchmark index, even if Putnam Management finds them to be attractive investment opportunities. As a non-diversified fund, each fund would have greater flexibility to invest more of its assets in the securities of fewer issuers than it currently does as a diversified fund. This means that each fund would be able, if desired for investment purposes, to invest a greater portion of its assets in one or more of the large constituents of the corresponding index. Each fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment.

Shareholder approval is required to change each fund from “diversified” to “non-diversified” and to make the related amendments to the fund’s fundamental investment policies regarding diversification of investments. A full description of the proposal to change the funds’ sub-classification from “diversified” to “non-diversified” and to make related amendments to the funds’ fundamental investment policies regarding diversification of investments will be contained in a proxy statement that is expected to be mailed to shareholders in May 2022 (the “Proxy Statement”). If shareholders approve the proposal with respect to a fund, it is anticipated that the change to the fund’s sub-classification from diversified to non-diversified, as well as the related amendments to the fund’s fundamental investment policies regarding diversification of investments, would take effect on July 1, 2022. If shareholders do not approve the proposal with respect to a fund, the fund would continue to operate as a “diversified” fund and the fund’s current fundamental investment policies with respect to diversification of investments would remain in effect.

The foregoing is not a solicitation of any proxy. For more information regarding the funds, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the funds’ proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The funds, their trustees, officers, and other members of management  may be deemed to be participants in any future solicitation of the funds’ shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the funds’ proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.

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